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                                                                   Exhibit 10.24

                       ASSIGNMENT OF RIGHTS AS PURCHASER


     This Assignment of Rights as Purchaser (the "Assignment") is made and entered into this the 1st day for June, 2001 but effective as of the 31st day of May, 2001 (the "Effective Date"), by and between Wiser Investment Company, LLC, a Delaware limited liability company (the "Assignor"), and Wiser Investors, L.P., a Delaware limited partnership, and A. Wayne Ritter, a resident of the state of Texas (each an "Assignee" and together the "Assignees").

     1.  Assignment.  Assignor hereby assigns, transfers and conveys to each
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Assignee all of Assignor's rights, to purchase the respective number of shares of Series C Cumulative Convertible Preferred Stock, par value $10.00 per share, of The Wiser Oil Company (the "Company") set forth across from the name of each Assignee on Exhibit A attached hereto, for $25.00 per share in cash pursuant to that Amended and Restated Stock Purchase Agreement between the Company and Wiser Investment Company, LLC, dated as of December 13, 1999 (as amended, the Stock Purchase Agreement) ("Assigned Interest"), to have and hold said Assigned Interest, together with all and singular, the rights and appurtenances thereto in any way belonging unto Assignor, Assignor's successors and assigns, and Assignor does hereby bind Assignor and Assignor's successors and assigns to warrant and forever defend all and singular the Assigned Interest unto Assignees, their successors and assigns, against any person whomsoever lawfully, claiming, or to claim same, or any part thereof.

     2.  General Provisions.
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          (a) Entire Agreement.  This Agreement supersedes any prior or
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     contemporaneous understandings or agreements between the parties respecting the subject matter hereof and constitutes the entire understanding and agreement between the parties with respect to the assignment of the Assigned Interest.

          (b) Governing Law.  This Agreement shall be governed by and construed
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     in accordance with the laws of the State of Delaware.

          (c) Further Assurances.  The parties hereto covenant and agree that
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     they will execute such further instruments and documents as may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

          (d) Defined Terms.  Capitalized terms used in this Assignment and not
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     defined herein shall have the respective meanings assigned to such terms in the Stock Purchase Agreement.

          (e) Counterpart Execution.  This Agreement may be executed in any
              ---------------------
     number of counterparts, all of which together shall for all purposes constitute one agreement, binding on all the parties hereto, notwithstanding that all the parties hereto have not signed the same counterpart.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.


ASSIGNOR:                                 ASSIGNEES:

WISER INVESTMENT COMPANY, LLC             WISER INVESTORS, L.P.



By:                                       By:
    ---------------------------------         -------------------------------
    Name:                                     Name:
    Title:                                    Title:



                                          -----------------------------------
                                          A. Wayne Ritter


                       CONSENT OF THE WISER OIL COMPANY
                       --------------------------------

     The undersigned, as an authorized officer of the Company, as evidenced by his signature below does hereby consent to the assignment, transfer and conveyance by Assignor to Assignees of the Assignor's Rights as Purchaser.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                              THE WISER OIL COMPANY


                              By:
                                  ---------------------------------
                                  Name:
                                  Title:

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                                   EXHIBIT A

Assignee/Purchaser        Number of Shares Assigned and To be Purchased
-------------------       ---------------------------------------------

Wiser Investors, L.P.        396,000

A. Wayne Ritter                4,000